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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                 August 7, 2001

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800


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ITEM 5.  OTHER EVENTS.

     In connection with the Company's Registration Statement on Form S-3 (File 333-43177), declared effective January 7, 1998, and the Company's Registration Statement on Form S-3 (file No. 333-19801), declared effective February 4, 1997, the Company has entered into an Underwriting Agreement with Deutsche Banc Alex. Brown Inc., UBS Warburg LLC, Legg Mason Wood Walker, Incorporated, and Raymond James & Associates, Inc., as Representatives of the several underwriters for an offering of $175,000,000 of Debt Securities of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

               1.1    Underwriting Agreement

               4.1    Indenture

               4.2    Form of Fourth Supplemental Indenture

              12.1    Statement Regarding Computation of Earnings to Fixed
                      Charges

              23.1    Consent of Independent Auditors

              25.1    Statement of Eligibility of Trustee

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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board, Chief
                                       Executive Officer and President

Dated: August 9, 2001




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                                EXHIBIT INDEX


                      Designation
                     Number Under
                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------
    1.1                    1          Underwriting Agreement

    4.1(1)                 4          Indenture

    4.2                    4          Form of Fourth Supplemental
                                        Indenture

   12.1                    12         Statement Regarding
                                        Computation of Earnings
                                        to Fixed Charges

   23.1                    23         Consent of Independent Auditors


   25.1                    25         Statement of Eligibility
                                        of Trustee


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        (1)     Previously filed as Exhibit 4.1 to the Company's Form 8-K
                dated April 17, 1997 and incorporated herein by reference.